Exhibit 10.5.1


                                Dated [o] 2004
                                --------------

                          GRANITE MORTGAGES 01-1 PLC

                          GRANITE MORTGAGES 01-2 PLC

                          GRANITE MORTGAGES 02-1 PLC

                          GRANITE MORTGAGES 02-2 PLC

                          GRANITE MORTGAGES 03-1 PLC

                          GRANITE MORTGAGES 03-2 PLC

                          GRANITE MORTGAGES 03-3 PLC

                               NORTHERN ROCK PLC

                       GRANITE FINANCE TRUSTEES LIMITED

                        GRANITE FINANCE FUNDING LIMITED

                                    - and -

                                    OTHERS



               -----------------------------------------------
                          MASTER DEFINITIONS SCHEDULE
                            SEVENTH AMENDMENT DEED
               -----------------------------------------------



                          SIDLEY AUSTIN BROWN & WOOD
                            1 THREADNEEDLE STREET
                               LONDON EC2R 8AW
                           TELEPHONE 020 7360 3600
                           FACSIMILE 020 7626 7937

THIS MASTER DEFINITIONS SCHEDULE SEVENTH AMENDMENT DEED is made on [o] 2004

BETWEEN:

(1) Granite Mortgages 01-1 PLC (registered number 4129652), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "First Issuer");

(2) Granite Mortgages 01-2 PLC (registered number 4270015), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Second Issuer");

(3) Granite Mortgages 02-1 PLC (registered number 4340767), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Third Issuer");

(4) Granite Mortgages 02-2 PLC (registered number 4482804), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Fourth Issuer");

(5) Granite Mortgages 03-1 PLC (registered number 4598035), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Fifth Issuer");

(6) Granite Mortgages 03-2 PLC (registered number 4684567), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Sixth Issuer");

(7) Granite Mortgages 03-3 PLC (registered number 4823268), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Seventh Issuer");

(8) Northern Rock PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL in its capacity as (1) Seller; (2) Cash Manager; (3) Start-up Loan Provider; (5) Administrator; (6) Basis Rate Swap Provider in relation to the Previous Issuers; and (7) Issuer Cash Manager in relation to the Previous Issuers;

(9) Granite Finance Funding Limited (registered number 79308), a private limited company incorporated under the laws of Jersey, Channel Islands, acting through its branch at 4 Royal Mint Court, London EC3N 4HJ as Funding;

(10) Granite Finance Trustees Limited (registered number 79309), a private limited company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands as the Mortgages Trustee;

(11) Lloyds TSB Bank PLC (registered number 2065), a public limited company incorporated under the laws of England and Wales whose registered office is at 71 Lombard Street, London EC3P 3BS, in its capacity as (1) Account Bank; (2) a Collection Bank; and (3) Funding GIC Provider;

(12) Lloyds TSB Bank PLC, Jersey International Branch, acting through its office at 4 Bond Street, St. Helier, Jersey JE4 8ZE, Channel Islands as Jersey Account Bank;

(13) The Bank of New York, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E13 5AL in its capacity as (1) Security Trustee and (2) Note Trustee in relation to the Previous Issuers;

(14) Mourant & Co. Capital (SPV) Limited, a private limited company incorporated under the laws of England and Wales whose registered office is 4 Royal Mint Court, London, EC3N 4HJ, as Corporate Services Provider for Funding;

(15) Mourant & Co. Limited, a company incorporated under the laws of Jersey, registered number 36615, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands, as Corporate Services Provider for the Mortgages Trustee;

(16) Citibank, N.A., acting through its offices at 5 Carmelite Street, London EC4Y 0PA, in its capacity as (1) an agent bank; (2) a principal paying agent; (3) a registrar; (4) a transfer agent; (5) Issuer Account Bank in relation to the Previous Issuers; and (6) Euro Currency Swap Provider in relation to the Euro Notes issued by the Seventh Issuer and acting through its office at 111 Wall Street, 14th Floor, New York, New York 10005, U.S.A., as (1) a U.S. paying agent in relation to the Previous Issuer; and (2) a note depository in relation to the First Issuer;

(17) Banque AIG, London Branch, whose registered branch office is 5th Floor, One Curzon Street, London W1J 5RT as Currency Swap Provider in relation to the Notes issued by the First Issuer and the Dollar Currency Swap Provider in relation to the Dollar Notes issued the Sixth Issuer;

(18) JPMorgan Chase Bank whose registered branch office is at 125 London Wall, London EC2Y 4AJ as Currency Swap Provider in relation to the Notes issued by the Second Issuer;

(19) Credit Suisse First Boston International, whose registered branch office is at One Cabot Square, London E14 4QJ, as Currency Swap Provider in relation to the Notes issued by the Third Issuer;

(20) CDC IXIS Capital Markets, a company incorporated in France and registered in the Trade and Companies Register under number Paris B 340 706 407 acting through its branch at Cannon Bridge, 25 Dowgate Hill, London EC4R 2GN, as Currency Swap Provider in relation to the Notes issued by the Fourth Issuer and Interest Rate Swap Provider in relation to the Series 3 Class A Notes issued by the Sixth Issuer;

(21) ABN Amro Bank N.V., acting through its office at 199 Bishopsgate, London EC2M 3XW as Euro Currency Swap Provider in relation to the Euro Notes issued by the Sixth Issuer;

(22) Swiss Re Financial Products Corporation, a company whose registered branch office is at 55 East 52nd Street, New York, New York 10055, as Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Seventh Issuer;

(23) Law Debenture Corporate Services Limited (registered number 3388362) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Corporate Services Provider for the Previous Issuers;

(24) The Law Debenture Intermediary Corporation p.l.c. (registered number 1525148) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Share Trustee;

(25) GPCH Limited (registered number 4128437), a private limited company incorporated under the laws of England whose registered office is a Fifth Floor, 100 Wood Street, London EC2V 7EX as Post-Enforcement Call Option Holder for the Previous Issuers; and

(26) Granite Finance Holdings Limited (registered number 4127787) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Holdings;

WHEREAS:

(A) On 26 March 2001, the Master Definitions Schedule was signed for the purposes of identification by Brown & Wood MNP and Clifford Chance Limited Liability Partnership and on 28 September 2001, 20 March 2002, 23 September 2002, 27 January 2003, 21 May 2003 and 24 September 2003 respectively, that Master Definitions Schedule was amended (the "Existing Master Definitions Schedule").

(B) The parties to this Deed now wish to amend and restate the Existing Master Definitions Schedule pursuant to the provisions set out in this Deed thereby amending and restating the Source Documents (as defined below) to which they are a party.

(C) The parties to this Deed are party to various documents (each a "Source Document") to which all or part of the Existing Master Definitions Schedule applies or which incorporates by reference all or part of the Existing Master Definitions Schedule.

NOW IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1. The Existing Master Definitions Schedule as amended and restated pursuant hereto shall be referred to herein as the "Seventh Amended and Restated Master Definitions Schedule".

1.2. The provisions of the Seventh Amended and Restated Master Definitions Schedule are expressly and specifically incorporated into and shall apply to this Deed.

1.3. As used in the Existing Master Definitions Schedule as amended and restated by this Deed, the terms "Master Definitions Schedule", "herein", "hereto" and other words of similar import shall mean or refer to the Seventh Amended and Restated Master Definitions Schedule, unless the context otherwise specifically requires.

2.   AMENDMENTS TO THE EXISTING MASTER DEFINITIONS SCHEDULE AND THE SOURCE
     DOCUMENTS

     Each of the parties to this Amendment and Restatement Deed agree that, with effect from (and including) the date of this Deed:

     (a) the Existing Master Definitions Schedule is amended and restated in the form of Appendix 1 hereto.

     (b) each Source Document to which it is a party shall be amended so that each reference in each Source Document to the Master Definitions Schedule shall be a reference to the Seventh Amended and Restated Master Definitions Schedule.

3.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     No person shall have any right to enforce any provision of this Deed of Amendment and Restatement or any provision of the Seventh Amended and Restated Master Definitions Schedule under the Contract (Rights of Third Parties) Act 1999 but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

4.   COUNTERPARTS

     This Deed of Amendment and Restatement may be executed in any number of counterparts, and has the same effect as if the signatures and/or seals on the counterparts were on a single copy of this Deed of Amendment and Restatement.

5.   GOVERNING LAW

5.1. This Deed of Amendment and Restatement is governed by, and shall be construed in accordance with, English law.

5.2. Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                EXECUTION PAGE

IN WITNESS WHEREOF this Seventh Amendment and Restatement Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.



The First Issuer

Executed by
GRANITE MORTGAGES 01-1 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------


                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------




The Second Issuer

Executed by
GRANITE MORTGAGES 01-2 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------


                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------

The Third Issuer

Executed by
GRANITE MORTGAGES 02-1 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------


                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------





The Fourth Issuer

Executed by
GRANITE MORTGAGES 02-2 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------





The Fifth Issuer

Executed by
GRANITE MORTGAGES 03-1 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------




The Sixth Issuer

Executed by
GRANITE MORTGAGES 03-2 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------






The Seventh Issuer

Executed by
GRANITE MORTGAGES 03-3 PLC
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name Clive Rakestrow
                                                                ---------------------------------------




                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name Ian Bowden
                                                                ---------------------------------------




The Seller, the Cash Manager, the Start-Up Loan Provider, the Administrator and the Issuer Cash Manager and Basis Swap Provider in relation to the Previous Issuers


Executed by
NORTHERN ROCK PLC                                            By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its duly                 Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                           Name
                                                                ---------------------------------------




Signature
           ----------------------------------------------
           Witness

Full name
           ----------------------------------------------
Occupation Solicitor
           ----------------------------------------------
Address    c/o Sidley Austin Brown & Wood
           ----------------------------------------------
           1 Threadneedle Street
           ----------------------------------------------
           London EC2R 8AW
           ----------------------------------------------





Funding

Executed by
GRANITE FINANCE FUNDING LIMITED
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   Director

                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Director/Secretary

                                                           Name
                                                                ---------------------------------------


The Mortgages Trustee

Executed by
GRANITE FINANCE TRUSTEES LIMITED
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   Director

                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Director/Secretary

                                                           Name
                                                                ---------------------------------------


The Account Bank, a Collection Bank, and Funding GIC Provider

Executed by
LLOYDS TSB BANK PLC                                          By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its duly                 Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                           Name
                                                                ---------------------------------------




Signature
           ----------------------------------------------
           Witness

Full name
           ----------------------------------------------
Occupation Solicitor
           ----------------------------------------------
Address    c/o Sidley Austin Brown & Wood
           ----------------------------------------------
           1 Threadneedle Street
           ----------------------------------------------
           London EC2R 8AW
           ----------------------------------------------




The Jersey Account Bank

Executed by
LLOYDS TSB BANK PLC, JERSEY
INTERNATIONAL BRANCH                                         By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its duly                 Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                           Name
                                                                ---------------------------------------




Signature
           ----------------------------------------------
           Witness
Full name
           ----------------------------------------------
Occupation Solicitor
           ----------------------------------------------
Address    c/o Sidley Austin Brown & Wood
           ----------------------------------------------
           1 Threadneedle Street
           ----------------------------------------------
           London EC2R 8AW
           ----------------------------------------------




The Security Trustee and Note Trustee

Executed by
THE BANK OF NEW YORK
as its deed as follows:                                      By
Signed for and on its behalf by one of its duly                 ---------------------------------------
authorised attorneys/signatories                                Duly Authorised Attorney/Signatory

                                                           Name
                                                                ---------------------------------------


The Corporate Services Provider for Funding

Executed by
MOURANT & CO. CAPITAL (SPV)
LIMITED                                                      By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its directors            Director
and by another of its directors/its secretary
                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Director/Secretary

                                                           Name
                                                                ---------------------------------------





The Corporate Services Provider for the Mortgages Trustee

Executed by
MOURANT & CO. LIMITED
as its deed as follows:                                    By
Signed for and on its behalf by one of its directors          ---------------------------------------
and by another of its directors/its secretary                 Director

                                                         Name
                                                              ---------------------------------------



                                                           By
                                                              ---------------------------------------
                                                              Director/Secretary

                                                         Name
                                                              ---------------------------------------


The agent bank, a principal paying agent, a registrar, a transfer agent, the Issuer Account Bank in relation to the Previous Issuers, the Euro Currency
Swap Provider in relation to the Euro Notes issued by the Seventh Issuer and a note depository in relation to the First Issuer


Executed by
CITIBANK, N.A.
as its deed as follows:                                      By
Signed for and on its behalf by one of its duly                 ---------------------------------------
authorised attorneys/signatories                                Duly Authorised Attorney/Signatory

                                                           Name
                                                                ---------------------------------------





A US paying agent in relation to the Previous Issuers

Executed by
CITIBANK, N.A.
as its deed as follows:                                      By
Signed for and on its behalf by one of its duly                 ---------------------------------------
authorised attorneys/signatories                                Duly Authorised Attorney/Signatory

                                                           Name
                                                                ---------------------------------------






The Currency Swap Provider in relation to the Notes issued by the First Issuer and Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Sixth Issuer

Executed by
BANQUE AIG, LONDON BRANCH
as its deed as follows:                                      By
Signed for and on its behalf by one of its duly                 ---------------------------------------
authorised attorneys/signatories                                Duly Authorised Attorney/Signatory

                                                           Name
                                                                ---------------------------------------




The Currency Swap Provider in relation to the Notes issued by the Second
Issuer

Executed by
JPMORGAN CHASE BANK
as its deed as follows:                                      By
Signed for and on its behalf by one of its duly                 ---------------------------------------
authorised attorneys/signatories                                Duly Authorised Attorney/Signatory

                                                           Name
                                                                ---------------------------------------


The Currency Swap Provider in relation to the Notes issued by the Third Issuer

Executed by
CREDIT SUISSE FIRST BOSTON
INTERNATIONAL                                               By
as its deed as follows:                                        ---------------------------------------
Signed for and on its behalf by one of its directors           Director
and by another of its directors/its secretary
                                                          Name
                                                               ---------------------------------------



                                                            By
                                                               ---------------------------------------
                                                               Director/Secretary

                                                          Name
                                                               ---------------------------------------




The Currency Swap Provider in relation to the Notes issued by the Fourth
Issuer and the Euro Currency Swap Provider in relation to the Euro Notes issued by the Sixth Issuer

Executed by
CDC IXIS CAPITAL MARKETS
as its deed as follows:
Signed for and on its behalf by one of its duly authorised attorneys and by another of its duly authorised attorneys

                                                             By
                                                                ---------------------------------------
                                                                Attorney


                                                           Name


Signature
            -----------------------------------
            Witness
Full name
            -----------------------------------
Occupation  Solicitor
            -----------------------------------
Address     c/o Sidley Austin Brown & Wood
            -----------------------------------
            1 Threadneedle Street
            -----------------------------------
            London EC2R 8AW
            -----------------------------------



                                                             By

                                                                ----------------------------------------------
                                                                Attorney


                                                           Name



Signature
            -----------------------------------
            Witness
Full name
            -----------------------------------
Occupation  Solicitor
            -----------------------------------
Address     c/o Sidley Austin Brown & Wood
            -----------------------------------
            1 Threadneedle Street
            -----------------------------------
            London EC2R 8AW
            -----------------------------------


The Interest Rate Swap Provider in relation to the Series 3 Class A Notes issued by the Sixth Issuer

Executed by
ABN AMRO BANK N.V.
as its deed as follows:                                      By
Signed for and on its behalf by two of its duly                 ---------------------------------------
authorised signatories                                          Duly Authorised Signatory

                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Duly Authorised Signatory

                                                           Name
                                                                ---------------------------------------



The Dollar Currency Swap Provider in relation to the Dollar Notes issued by the Seventh Issuer

Executed by

SWISS RE FINANCIAL PRODUCTS
CORPORATION                                                  By
As its deed as follows:                                         ----------------------------------------------
Signed for and on its behalf by its duly authorised             Duly Authorised Signatory
signatory
                                                           Name












The Corporate Services Provider for the Previous Issuers

Executed by
LAW DEBENTURE CORPORATE
SERVICES LIMITED                                             By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its directors            Director
and by another of its directors/its secretary
                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Director/Secretary

                                                           Name
                                                                ---------------------------------------


The Share Trustee

Executed by
THE LAW DEBENTURE INTERMEDIARY
CORPORATION P.L.C                                            By
as its deed as follows:                                         ---------------------------------------
Signed for and on its behalf by one of its directors            Director
and by another of its directors/its secretary
                                                           Name
                                                                ---------------------------------------



                                                             By
                                                                ---------------------------------------
                                                                Director/Secretary

                                                           Name
                                                                ---------------------------------------




The Post-Enforcement Call Option Holder for the Previous Issuers

Executed by
GPCH LIMITED
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name
                                                                ---------------------------------------




                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name
                                                                ---------------------------------------





Holdings

Executed by
GRANITE FINANCE HOLDINGS LIMITED
as its deed as follows:                                      By
Signed for and on its behalf by one of its directors            ---------------------------------------
and by another of its directors/its secretary                   for and on behalf of LDC Securitisation
                                                                Director No.1 Limited

                                                           Name
                                                                ---------------------------------------




                                                             By
                                                                ---------------------------------------
                                                                for and on behalf of LDC Securitisation
                                                                Director No.2 Limited

                                                           Name
                                                                ---------------------------------------

                                  Appendix I
               Amended and Restated Master Definitions Schedule